December 21, 2004	North Dallas Regional Commercial Banking 4975 Preston Park Boulevard Suite 280 Plano, TX 75093 972 599-5345 972 867-5674 Fax

OVERNIGHT MAIL;
Tracking No. 24282986954

Pizza Inn, Inc.
3551 Plano Parkway
The Colony, Texas 75056
Attn: Mark Schwartz

     Re: Third Amended and Restated Loan Agreement (as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated as of March 28, 2004, the “Loan Agreement”) dated as of January 22, 2003 by and between Pizza Inn, Inc. (“Borrower”) and Wells Fargo Bank, National Association (successor to Wells Fargo Bank (Texas), National Association, herein “Bank”). All terms used herein and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

Ladies and Gentlemen;

     Reference is made to that certain letter dated December 16, 2004, sent you by Bank (the “December 16, 2004 Letter”) notifying you of its awareness of a Change of Control resulting from Ronald Parker ceasing to be the Chief Executive Officer of Borrower (the “Parker Change of Control”). In the December 16, 2004 Letter, Bank informed you that as a result of the Parker Change of Control, the Revolving Credit Commitment and all other lending obligations of Bank under the Loan Agreement or any of the other Loan Documents are automatically terminated.

     You have requested that Bank continue to extend Revolving Credit Advances under the Loan Agreement. Without waiving any Default or Event of Default now existing or hereafter arising under the Loan Agreement and the other Loan Documents or any of Bank’s rights and remedies under the Loan Agreement and the other Loan Documents resulting from the Parker Change of Control, Bank agrees to continue to extend Revolving Credit Advances under the Loan Agreement subject to the following:

     1. No Event of Default shall have occurred and be continuing, or would result from such Revolving Credit Advance;

     2. All of the representations and warranties contained in the Loan Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Revolving Credit Advance;

     3. All Revolving Credit Advances, and requests thereof, shall be made in accordance with, and subject to, the terms set forth in the Loan Agreement;

     4. The aggregate amount of all Revolving Credit Advances and Letter of Credit Liabilities at any time outstanding shall not exceed $1,200,000 of which $615,071.18 is currently outstanding;

     5. Borrower and each other Obligated Party shall have executed and delivered to Bank the Ratification and Release Agreement attached hereto as Exhibit A;

     6. Bank shall have received resolutions of Borrower and each Obligated Party certified by their respective Secretary or an Assistant Secretary which authorize the execution, delivery, and

Pizza Inn, Inc.
December 21, 2004

performance by such party of the Loan Documents, including without limitation, the Ratification and Release Agreement, to which Borrower or such Obligated Party is or is to be a party;

     7. Bank shall have received a certificate of incumbency of Borrower and each Obligated Party certified by their respective Secretary or an Assistant Secretary certifying the names of the officers of Borrower and such Obligated Party authorized to sign the Loan Documents, including without limitation, the Ratification and Release Agreement, to which Borrower or such Obligated Party is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers; and

     8. Bank shall have the right to terminate its agreement to continue to extend Revolving Credit Advances at any time upon prior written notice to Borrower.

          Notwithstanding Bank’s agreement to continue to extend Revolving Credit Advances, subject to the foregoing conditions, you are hereby notified that Bank requires strict compliance with the terms and conditions of the Loan Documents and Bank does not in any manner waive any Default or Event of Default now existing or hereafter arising under the Loan Agreement and the other Loan Documents or any of Bank’s rights or remedies available against Borrower pursuant to the Loan Agreement, Notes, Loan Documents or applicable law, including, without limitation, Bank’s right to terminate the Revolving Credit Commitment and all other lending obligations of Bank under the Loan Agreement or any of the other Loan Documents. No waiver of any provision of the Loan Agreement or any other Loan Document shall be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent. shall be effective only in the specific instance to which it relates and for the purposes for which it is given. The rights provided for in the Loan Agreement and the other Loan Documents are cumulative and not intended to be exclusive of any other right given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

          Your immediate attention to this matter is recommended.

Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ RALPH HAMM III
Name:	Ralph Hamm III
Title:	Vice President

Pizza Inn, Inc,
December 21, 2004

EXHIBIT A

RATIFICATION AND RELEASE AGREEMENT

     THIS RATIFICATION AND RELEASE AGREEMENT (this “Agreement”), is executed as of December 21, 2004 by PIZZA INN, INC., a Missouri corporation (“Borrower”), BARKO REALTY, INC., a Texas corporation (“Barko”), R-CHECK, INC., a Texas corporation (“R-Check”), and PIZZA INN OF DELAWARE, INC., a Delaware corporation (“Pizza Inn Delaware”, Barko, R-Check and Pizza Inn Delaware are collectively referred to herein as the “Guarantor” and each individually as a “Guarantor”) to and for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION (successor to Wells Fargo Bank (Texas), National Association, herein “Bank”).

RECITALS:

     WHEREAS, Borrower and Bank are parties to that certain Third Amended and Restated Loan Agreement (as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated as of March 28, 2004, the “Loan Agreement”) dated as of January 22, 2003. All terms used herein and not otherwise defined herein shall have the meanings given to them in the Loan Agreement;

     WHEREAS, Guarantors executed and delivered that certain Third Amended and Restated Guaranty dated January 22, 2003, to and in favor of Bank (the “Guaranty”);

     WHEREAS, a Change of Control has occurred under the Loan Agreement resulting from Ronald Parker ceasing to be the Chief Executive Officer of Borrower (the “Parker Change of Control”) and as a result the Revolving Credit Commitment and all other lending obligations of Bank under the Loan Agreement or any of the other Loan Documents automatically terminated;

     WHEREAS, Borrower has requested that Bank continue to extend Revolving Credit Advances under the Loan Agreement; and

     WHEREAS, pursuant to the terms of that certain letter dated December 21, 2004 from Bank to Borrower (the “December 21, 2004 Letter”), Bank has conditioned its agreement to continue to extend Revolving Credit Advances under the Loan Agreement on, among other things, the execution of this Agreement by Borrower and Guarantors (“Obligors”).

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Obligors hereby represent, warrant and agree as follows:

     1. Consent. Obligors hereby consent and agree to the terms of the December 21, 2004 Letter.

     2. Ratifications. The terms and provisions of the Loan Agreement, the Guaranty and each other Loan Document are ratified and confirmed and shall continue in full force and effect. Guarantors acknowledge and agree that any and all Revolving Credit Advances made to Borrower by Bank pursuant to the December 21, 2004 letter are included as a portion of the indebtedness guaranteed by Guarantor under the Guaranty. Obligors agree that the Loan Agreement, the Guaranty and each other Loan Document to which they are a party are legal, valid and binding obligations of Obligors, and enforceable against Obligors in accordance with their respective terms.

     3. Representations and Warranties. The representations and warranties contained in the Loan Agreement, the Guaranty and each other Loan Document are true and correct on and as of the date

Ratification and Release Agreement – Page 1

hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date.

     4. Outstanding Obligations. The current outstanding principal balance of (a) the Real Estate Loan is $6,940,104.00 and (b) the Revolving Credit Advances and Letter of Credit Liabilities is $615,071.18.

     5. Full Compliance. Except for the Parker Change of Control and defaults now existing or hereafter arising therefrom, Obligors are in full compliance with all covenants and agreements contained in the Loan Agreement, the Guaranty and each other Loan Document to which they are a party and no Default or Event of Default exists thereunder.

     6. Release. Each Obligor hereby acknowledges that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its liability to repay the Obligations or to seek affirmative relief or damages of any kind or nature from Bank. Each Obligor hereby voluntarily and knowingly releases and forever discharges Bank, its predecessors, agents, board of directors, officers, employees, successors and assigns, from all possible claims, demands, actions, causes of action, damages, costs, expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date hereof, which Obligor may now or hereafter have against Bank, its predecessors, agents, board of directors, officers, employees, successors and assigns, if any, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, and arising from any of the Obligations, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable, and the exercise of any rights and remedies under the Loan Agreement, the Guaranty or any other Loan Document.

Ratification and Release Agreement — Page 2

     IN WITNESS WHEREOF, the Borrower has duly executed this Agreement as of the day and year first above written.

BORROWER: PIZZA INN, INC.
By:
Name:
Title:

GUARANTORS: BARKO REALTY, INC.
By:
Name:
Title:

R-CHECK, INC.
By:
Name:
Title:

PIZZA INN OF DELAWARE, INC.
By:
Name:
Title:

Ratification and Release Agreement — Page 3